UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 3, 2008

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2008, Cummins Inc. (the "Company") and its wholly-owned subsidiaries Cummins Ltd., Cummins Power Generation Ltd. and Cummins Generator Technologies Limited, as Borrowers, entered into a revolving credit agreement (the " New Credit Agreement") with the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank and Swingline Lender, Bank of America, N.A., as Syndication Agent and Swingline Lender, and ING Bank N.V., Dublin Branch and the Royal Bank of Scotland plc., as Co-Documentation Agents.

Under the New Credit Agreement, which will mature on June 30, 2011, the Borrowers and Lenders may enter into revolving loans, and issuances of letters of credit subject to certain amount limitations, in an amount up to $1.1 billion in the aggregate outstanding at any time prior to maturity.  These borrowings will not be secured with liens on any of the Company's or its subsidiaries' assets.  The New Credit Agreement contains typical financial and other covenants.

Lenders party to the New Credit Agreement are:

JPMorgan Chase Bank, N.A.
Bank of America, N.A.
ING Bank N.V., Dublin Branch
The Royal Bank of Scotland plc
Export Development Canada
HSBC Bank USA, N.A.
Deutsche Bank AG New York Branch
Fortis Capital Corp.
National City Bank
Standard Chartered
The Bank of Tokyo Mitsubishi UFJ, Ltd., New York Branch
The Northern Trust Company
UBS Loan Finance LLC
Banco Bilbao Vizcaya Argentaria, New York Branch
Banco Bradesco S.A. - New York Branch
Barclays Bank PLC
Citibank, N.A.
National Australia Bank Limited
The Bank of Nova Scotia
US Bank
William Street LLC (Goldman)

There are no material relationships between the Company or its affiliates and any of the Lenders, other than as described above.

Item 1.02 Termination of a Material Definitive Agreement

On June 30, 2008, Cummins Inc. (the "Company") and its wholly-owned subsidiaries Cummins Engine Co. Ltd. (now known as Cummins Ltd.), Cummins Power Generation Ltd., and Newage International Limited (now known as Cummins Generator Technologies Limited),  as Borrowers, terminated a revolving credit agreement (the " Old Credit Agreement"), dated as of December 1, 2004, among the Company and these subsidiaries, as Borrowers, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank and Swingline Lender, Citicorp USA, Inc., as Syndication Agent, and Bank of America, N.A., The Bank of Nova Scotia and The Royal Bank of Scotland plc., as Co-Documentation Agents.   The Old Credit Agreement would have expired on December 1, 2009, and was limited to aggregate borrowings thereunder of $650 million.  The Old Credit Agreement contained typical financial and other covenants.

Lenders party to the Old Credit Agreement were:

JPMorgan Chase Bank, N.A.
Citicorp USA, Inc.
Bank of America, N.A.
The Bank of Nova Scotia
The Royal Bank of Scotland plc.
The Bank of Tokyo-Mitsubishi Ltd., Chicago Branch
ING Capital LLC
SunTrust Banks, Inc.
Sumitomo Mitsui Banking Corporation
ABN AMRO Bank N.V.
Barclays PLC
Export Development Canada
Fifth Third Bancorp
Mizuho Corporate Bank, Ltd.
National Australia Bank Limited
Standard Chartered Bank
The Bank of New York
The Northern Trust Company
U.S. Bank National Association
National City Bank of Indiana

There were no material relationships between the Company or its affiliates and any of the Lenders, other than as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2008

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)